PARADIGM FUNDS Paradigm Select Fund

Supplement Dated March 15, 2011 To the Statement of Additional Information Dated May 3, 2010

     The following information is added to the second paragraph under “THE INVESTMENT ADVISOR” on page 7 of current Statement of Additional Information.

Effective March 15, 2011 the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of the Select Fund’s average daily net assets through May 1, 2012. The fee waiver will automatically terminate on May 1, 2012 unless it is renewed by the Advisor. The Advisor may not terminate the fee waiver before May 1, 2012.

This supplement, the Prospectus dated May 3, 2010, and the Statement of Additional Information dated May 3, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference. Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-239-0732.